EXHIBIT 24



                         HARTFORD LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                David A. Carlson
                                Michael L. Kalen
                                 Glenn D. Lammey
                                 Thomas M. Marra
                             Ernest M. McNeill, Jr.
                                 John C. Walters
                               Lizabeth H. Zlatkus
                              David M. Znamierowski

do hereby jointly and severally authorize Christopher M. Grinnell, John F. Kennedy, Richard P. Rubin and Jonathan Mercier to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of Hartford Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby jointly and severally ratify such signatures heretofore made by such persons.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


         By: /s/ David A. Carlson             Dated as of August 31, 2006
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         David A. Carlson

         By: /s/ Michael L. Kalen             Dated as of August 31, 2006
            -------------------------------
         Michael L. Kalen

         By: /s/ Glenn D. Lammey              Dated as of August 31, 2006
            -------------------------------
         Glenn D. Lammey

         By: /s/ Thomas M. Marra              Dated as of August 31, 2006
            -------------------------------
         Thomas M. Marra

         By: /s/ Ernest M. McNeill, Jr.       Dated as of August 31, 2006
            -------------------------------
         Ernest M. McNeill, Jr.

         By: /s/ John C. Walters              Dated as of August 31, 2006
            -------------------------------
         John C. Walters

         By: /s/ Lizabeth H. Zlatkus          Dated as of August 31, 2006
            -------------------------------
         Lizabeth H. Zlatkus

         By: /s/ David M. Znamierowski        Dated as of August 31, 2006
            -------------------------------
         David M. Znamierowski